UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2008

LEAPFROG ENTERPRISES, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-31396 (Commission File Number)	95-4652013 (IRS Employer Identification No.)

6401 Hollis Street, Suite 100 Emeryville, California (Address of principal executive offices)	94608-1071 (Zip Code)

Registrant's telephone number, including area code: (510) 420-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.                      Costs Associated with Exit or Disposal Activities

On November 14, 2008, as part of our ongoing efforts to lower our overhead cost structure, we advised our employees of a reduction in force of approximately 70 employees (approximately 10% of our worldwide workforce), including several members of senior management.  We expect these actions to be complete in the first quarter of 2009.  As part of our cost reduction initiatives we will also consolidate our headquarters operations into less space at our Emeryville, California office facility.  The reduction in costs as a result of these actions is expected to be $8 million to $9 million annually, commencing in 2009.

As a result of these changes, we expect to incur a charge in the fourth quarter of 2008 of approximately $5 million, approximately equally divided between personnel termination payments and the cost associated with consolidating our headquarters usage.  The costs are expected to be predominantly cash expenditures.  The employee termination payments are expected to be substantially complete by the end of the third quarter of 2009, and the payments associated with our office space will be completed over the next two years.

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements, including statements regarding our future performance and financial results, including the amount of anticipated financial charges and anticipated savings and other benefits from the reorganization activities described in this report.  These forward-looking statements involve risks and uncertainties, including risks related to the effectiveness of attempted cost control measures, disruptions and management distraction associated with effecting cost control measures, the loss of institutional knowledge of departing personnel, our ability to execute our business plan with fewer personnel, and potential declines in employee productivity.  These and other risks and uncertainties which are detailed from time to time in our SEC filings, including our 2007 Annual Report on Form 10-K filed on March 13, 2008, could cause our actual results to differ materially from those discussed in this release.  All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the reduction in force described above under Item 2.05, effective December 1, 2008, Martin Pidel, our Executive Vice President, International, resigned as an officer and employee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc. (Registrant)
Date: November 17, 2008	By: /s/ William B. Chiasson William B. Chiasson Chief Financial Officer